NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE   SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $27,500.00                                            Issue Date: November 9, 2019

PROMISSORY NOTE

FOR VALUE RECEIVED, Pierre Corporation., a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Green Coast Capital International SA, a Panama Corporation, or registered assigns (the “Holder”) the principal sum of up to $27,500.00 (the “Principal Amount”), together with interest at the rate of nine percent (9%) per annum, at maturity or upon acceleration or otherwise, as set forth herein (the “Note”). The consideration to the Borrower for this Note is up to $25,000.00 (the “Consideration”) in United States currency, due to the prorated original issuance discount of up to $2,500.00 (the “OID”).  The Holder shall pay $25,000.00 of the Consideration ) within a reasonable amount of time of the full execution of the transactional documents related to this Note. At the closing of the First Tranche, the outstanding principal amount under this Note shall be $30,000.00, consisting of the Consideration plus the prorated portion of the OID (as defined herein) and a

$2,500.00 credit for the Holder’s transactional expenses. The Holder may pay such additional amounts of the Consideration and at such dates as the Holder and Borrower mutually agree upon. The maturity date  shall be six (6) months from the effective date of each payment (the “Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest and other fees for each tranche, shall be due and payable.  This Note may not be repaid in whole or in part except as otherwise explicitly set forth herein. Any amount of principal or interest on this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum amount allowed by law,  from  the  due date  thereof  until  the  same  is  paid  (“Default  Interest”).   Interest shall commence accruing on the date that the Note is fully paid and shall be computed on the basis of  a 365-day year and the actual number of days elapsed.  All payments due hereunder (to the  extent not converted into the Borrower’s common stock (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension  of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall  mean any day  other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following additional terms shall also apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1                           Conversion Right.   The Holder shall have the right at any time on or after the Issue Date, to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”);  provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number  of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion  of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than

4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares  of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as  Exhibit  A  (the  “Notice  of  Conversion”),  delivered  to  the  Borrower  by  the  Holder  in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the  Borrower  before  6:00  p.m.,  New  York,  New  York  time  on  such  conversion  date  (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest  rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections

1.3(g) hereof.

1.2

Conversion Price.

(a) Calculation of Conversion Price. The Conversion Price shall be the Variable Conversion Price (as defined herein) (subject to adjustment as further described herein). The "Variable Conversion Price" shall mean 50% discount to the lowest trade in the 20 days prior to the conversion . “Trading Price” means, for any security as of any date, the lowest traded price price on the Over-the-Counter Pink Marketplace, OTCQB, or applicable trading market (the “Principal Market”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. www.Nasdaq.com) or, if the Principal Market is not the principal trading market for such security, on the principal securities exchange or trading market where such security is listed or traded or, if the lowest intraday trading price of such security is not available in any of the foregoing manners,  the lowest intraday price of any market makers for such security that are quoted on the OTC Markets. If the Conversion Price on the date in which the Holder actually receives the Conversion Shares (each a “Share Delivery Date”) is less than the Conversion Price in the respective Notice of Conversion, then the Conversion Price in the respective  Notice  of  Conversion  shall  be  retroactively  adjusted  downward  to  equal  the Conversion Price on the Share Delivery Date.  If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes.  “Trading Day” shall mean any day on which the Common Stock is tradable for any  period on the Principal Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.  All expenses incurred by Holder for the issuance and clearing of the Common Stock into which this Note is convertible into shall immediately and automatically be added to the balance of the Note at such time as the expenses are incurred by Holder.

Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9) Transaction (as defined herein) (including but not limited to the issuance of new promissory notes or of a replacement promissory note), or Section 3(a)(10) Transaction (as defined herein), in which any 3rd party has the  right to convert monies owed to that 3rd party (or receive shares pursuant to a settlement or otherwise) at a discount to market greater than the Conversion Price in effect at that  time (prior to all other applicable adjustments in the Note), then the Conversion Price shall be adjusted at the option of the Holder to such greater discount percentage (prior to all applicable adjustments in this Note) until this Note is no longer outstanding. Each time, while this Note is outstanding, the Borrower enters into a Section 3(a)(9) Transaction (including but not limited to the issuance of new promissory notes or of a replacement promissory note), or Section 3(a)(10) Transaction, in which any 3rd party has a look back period greater than the look back period in effect under the Note at that time, then the Holder’s look back period shall be adjusted at the option of the Holder to such greater number of days until this Note is no longer outstanding. The  Borrower shall give written notice to the Holder, with the adjusted Conversion Price and/or adjusted look back period (each adjustment that is applicable due to the triggering event), within one (1) business day of an event that requires any adjustment described in the two immediately preceding sentences, and the Holder shall have the sole discretion in determining whether to utilize the adjusted term pursuant to this section.  So long as this Note is outstanding, if any security of the Borrower contains any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder’s option, shall become a part of the transaction documents with the Holder.

If at any time the Conversion Price as determined hereunder for any conversion would be less than the par value of the Common Stock, then at the sole discretion of the Holder, the Conversion Price hereunder may equal such par value for such conversion and the Conversion Amount for such conversion may be increased (at the option of the Holder) to include Additional Principal (without a reduction in the amount owed under the Note), where “Additional Principal” means such additional amount to be added to the Conversion Amount to the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued had the Conversion Price not been adjusted by the Holder to the par value price.

If, at any time when the Note is issued and outstanding, the Borrower issues or sells, or is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then the Holder shall have the right, in Holder’s sole discretion, to utilize the price per share of the Dilutive Issuance as the Conversion Price.

(b)      Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.  The Borrower is required at  all times to have authorized and reserved three times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note as if the Note convertible at that  time,  even  if  an  Event  of  Default  has  not  occurred  under  the  Note)  (the  “Reserved Amount”).  The Reserved Amount shall be increased from time to time in accordance with the Borrower’s obligations hereunder. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non- assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares  of  Common  Stock  into  which  the  Notes  shall  be  convertible  at  the  then  current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes.

The Borrower (i) acknowledges that issuable upon conversion of this Note, and agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.3

Method of Conversion.

(a) Mechanics of Conversion. Subject to Section 1.1, this Note may be converted by the Holder in whole or in part at any time on or after the Issue Date, by submitting to the Borrower (A) a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower.

(b)  Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid  principal  amount  of this  Note is  so  converted.  The Holder and  the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c)  Payment of Taxes. The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

d)  Delivery of Common Stock Upon Conversion. Upon receipt by the

Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within two (2) business days after such receipt (the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof.

(e)  Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(f)  Delivery  of  Common  Stock  by  Electronic  Transfer.  In  lieu  of delivering physical certificates representing the Common Stock issuable upon conversion, provided  the  Borrower  is  participating  in  the  Depository  Trust  Company  (“DTC”)  Fast Automated  Securities  Transfer  (“FAST”)  program,  upon  request  of  the  Holder  and  its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(g)  Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $3,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock.  Such cash amount shall be paid to Holder by the  fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note.  The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages  provision contained in this Section 1.3(g) are justified.

1.4                            Concerning  the  Shares.  The  shares  of  Common  Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect  that  the  shares  to  be  sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act  (or a successor  rule) (“Rule 144”) or (iv) such  shares  are transferred  to  an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor. Except as otherwise provided (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH  THESE  SECURITIES  ARE  EXERCISABLE  HAVE  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.   THE SECURITIES MAY NOT  BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Borrower shall issue to the

Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule

144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Borrower does not accept the opinion   of   counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

1.5

[Intentionally Omitted].

1.6                           Status  as  Shareholder.  Upon  submission  of  a  Notice  of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 1.3 to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Borrower’s failure to convert this Note.

ARTICLE II.  CERTAIN COVENANTS

2.1                          Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written  consent (a)  pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

2.2                          Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

2.3                          Repayment from Proceeds. While any portion of this Note is outstanding, if the Borrower receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, from payments from customers, the issuance of equity or debt, the conversion of outstanding warrants of the Borrower, the issuance of securities pursuant to an equity line of credit of the Borrower or the sale of assets, the Borrower shall, within one (1) business day of Borrower’s receipt of such proceeds, inform the Holder of such receipt, following which the Holder shall have the right in its sole discretion to require the Borrower to immediately apply all or any portion of such proceeds to repay all or any portion of the outstanding amounts owed under this Note.  Failure of the Borrower to comply with this provision shall constitute an Event of Default.  In the event that such proceeds are received by the Holder prior to the Maturity Date, the required prepayment shall be subject to the terms of Section 1.9 herein.

ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1                          Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2                          Conversion and the Shares. The Borrower fails to reserve a sufficient amount of shares of common stock as required under the terms of this Note (including Section 1.3 of this Note), fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will  not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note,  the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for two (2) business days after the Holder shall have delivered a Notice of Conversion.  It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion,  such advanced funds shall be paid by the Borrower to the Holder within five (5) business days, either in cash or as an addition to the balance of the Note, and such choice of payment method is at the discretion of the Borrower.

3.3                          Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents and such breach continues for a period of three (3) days after written notice thereof to the Borrower from the Holder or after five (5) days after the Borrower should have been aware of the breach.

3.4                          Breach    of    Representations    and        Warranties.        Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate  given  in  writing  pursuant  hereto  or  in  connection  herewith,  shall  be  false  or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note.

3.5                          Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6                          Judgments.  Any  money  judgment,  writ  or  similar  process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of ten (10) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7                          Bankruptcy.    Bankruptcy,    insolvency,    reorganization    or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.8                          Delisting  of  Common  Stock.  The  Borrower  shall  fail  to maintain the listing or quotation of the Common Stock on the Principal Market or an equivalent replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York

Stock Exchange, or the NYSE American.

3.9

Failure to Comply with the Exchange Act.

The

Borrower shall fail to comply with the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings), and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10                        Liquidation.         Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11                        Cessation  of  Operations.  Any  cessation  of  operations  by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12                        Financial Statement Restatement. The Borrower replaces its auditor, or any restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note.

3.13

Reverse Splits.  The Borrower effectuates a reverse split of its

Common Stock without twenty (20) days prior written notice to the Holder.

3.14                          Replacement  of  Transfer  Agent.  In  the  event  that  the Borrower replaces its transfer agent, and the Borrower fails to provide prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower that reserves the greater of (i)  total  amount  of  shares  previously  held  in  reserve  for  the  Note  with  the  Borrower’s immediately preceding transfer agent and (ii) the Reserved Amount.

3.15                             Cross-Default.  Notwithstanding  anything  to  the  contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the other financial instrument, including but not limited to all convertible promissory notes, currently issued, or hereafter issued, by the Borrower, to the Holder or any 3rd party (the “Other Agreements”), after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

3.16                             Inside  Information.  Any  attempt  by  the Borrower or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Borrower or its officers, directors, and/or affiliates of, material non-public information concerning the Borrower, to the Holder or its successors and assigns, which is not immediately cured by Borrower’s filing of a Form 8-K pursuant to Regulation FD on that same date.

3.17                             No bid. At any time while this Note is outstanding, the lowest Trading Price on the Principal Market or other applicable principal trading market for the Common Stock is equal to or less than $0.0001.

3.18                             Prohibition on Debt and Variable Securities.  So long as the Note is outstanding, the Borrower shall not, without written consent of the Investor, issue any Variable Security (as defined herein), unless (i) the Borrower is permitted to pay off the Note in cash at the time of the issuance of the respective Variable Security and (ii) the Borrower pays off the Note, pursuant to the terms of the Note, in cash at the time of the issuance of the respective Variable Security. A Variable Security shall mean any security issued by the Borrower that (i) has or may have conversion rights of any kind, contingent, conditional or otherwise in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the common stock; (ii) is or may become convertible into common stock (including without limitation convertible debt, warrants or convertible preferred stock), with a conversion or exercise price that varies with the market price of the common stock, even if such security only becomes convertible or exercisable following an event of default, the passage of time, or another trigger event or condition; or (iii) was issued or may be issued in the future in exchange for or in connection with any contract, security, or instrument, whether convertible or not, where the number of shares of common stock issued or to be issued is based upon or related in any way to the market price of the common stock, including, but not limited to, common stock issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange, provided, however, that a Variable Security shall not include a security with conversion rights subject to a floor price per share of 50% or greater than the closing price of the Common Stock on the issuance date of the security (such floor price shall not be subject to further lower adjustment for any reason).

3.19                             Failure to Repay Upon Qualified Offering. The Borrower fails to repay the Note, in its entirety, pursuant to the terms of the Note, with funds received from its next completed offering of $1,000,000.00 or more (consummated on or after the Issue Date).

UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT SPECIFIED IN SECTION 3.2, THE NOTE SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND THE BORROWER SHALL PAY TO THE HOLDER, IN FULL SATISFACTION OF ITS OBLIGATIONS HEREUNDER,  AN  AMOUNT  EQUAL  TO:  (Y)  THE  DEFAULT  SUM (AS DEFINED HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence of any Event of Default specified in Sections 3.1, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,

3.15, 3.16, 3.17, 3.18 and/or 3.19, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal  to  140%  (plus  an  additional  5%  per  each  additional  Event  of  Default  that  occurs hereunder) multiplied by  the then outstanding entire balance of the Note (including principal and accrued and unpaid interest) plus Default Interest, if any, plus  any amounts owed to the Holder pursuant to Sections 1.3(g) hereof (collectively, in the aggregate of all of the above, the “Default Sum”), and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.  Each time an Event of Default occurs while this Note is outstanding, an additional discount of five percent (5%) shall be factored into the Conversion Price.

The Holder shall have the right at any time, to require the Borrower, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect, subject to issuance in tranches due to the beneficial ownership limitations contained in this Note.   Upon the occurrence of any Event of Default, the Conversion Price shall be the lesser of the (i) Variable Conversion Price and (ii) 60% multiplied by the lowest Trading Price during the twenty-five (25) Trading Day period ending, in Holder’s sole discretion on each conversion, on either (i) the last complete Trading Day prior to the Conversion Date or (ii) the Conversion Date (subject to adjustment as provided in this Note).

ARTICLE IV. MISCELLANEOUS

4.1                           Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2                           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery  by  facsimile,  with  accurate  confirmation  generated  by  the  transmitting  facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Borrower, to:

Pierre Corporation.

750 N. San Vicente Suite 800 West

West Hollywood, CA 90069 e-mail: jisaacs60@gmail.com

If to the Holder:

Green Coast Capital International SA Plaza 2000, 10th Floor, 50th St

Panama City, Republic of

Panama 00646

e-mail: accounting@greencoast-capital.com

4.3                           Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as  originally  executed,  or  if  later  amended  or  supplemented,  then  as  so  amended  or supplemented.

4.4                           Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Neither the Borrower nor the Holder shall assign this Note or any rights or obligations hereunder without the prior written consent of the other.   Notwithstanding the foregoing, the Holder may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Holder or to any of its “affiliates”, as   that   term   is   defined   under   the  1934   Act,  without   the  consent   of  the  Borrower. Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

4.5                           Cost of Collection. If default is made in the payment of this Note,  the  Borrower  shall  pay  the  Holder  hereof  costs  of  collection,  including  reasonable attorneys’ fees.

4.6                           Governing   Law.   This   Note   shall   be   governed   by   and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts  of  laws.  Any  action  brought  by  either  party  against  the  other  concerning  the transactions contemplated by this Note shall be brought only in the state and/or federal courts of Washoe County, Nevada. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury.  The prevailing party shall be  entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7                           Certain   Amounts.   Whenever   pursuant   to   this   Note   the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8                           Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

4.9                             Repayment.   Notwithstanding   anything   to   the   contrary contained in this Note, the Borrower may repay any amount outstanding under each tranche of this Note, during the 30 calendar day period after the funding date, by making a payment to the Holder of an amount in cash equal to 105% multiplied the amount that the Borrower is repaying.

Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under each tranche of this Note, during the 31st through 60th calendar day period after the funding date of the respective tranche, by making a payment to the Holder of an amount in cash equal to 110% multiplied the amount that the Borrower is repaying. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under each tranche of this Note, during the 61st through 90th calendar day period after the funding date of the respective tranche, by making a payment to the Holder of an amount in cash equal to 115% multiplied the amount that the Borrower is repaying. Notwithstanding anything to the contrary contained in this Note, the Borrower may repay any amount outstanding under each tranche of this Note, on or after the 91st calendar day after the funding date of the respective tranche, by making a payment to the Holder of an amount in cash equal to 125% multiplied the amount that the Borrower is repaying.  In order to repay this Note, the Borrower shall provide notice to the Holder ten (10) business days prior to such respective repayment date, and the Holder must receive such repayment within twelve (12) business days of the Holder’s receipt of the respective repayment notice, but not sooner than ten (10) business days from the date of notice (the “Repayment Period”).  The Holder may convert the Note in whole or in part at any time during the Repayment Period, subject to the terms and conditions of this Note.  Any repayment hereunder shall be applied to the tranches funded under this Note in reverse chronological order (applied first to the most recently funded tranches under this Note).

4.10                         Section 3(a)(10) Transactions. If at any time while  this Note is outstanding, the Borrower enters into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act (a “3(a)(10) Transaction”), then a liquidated damages charge of 100% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and payable to the Holder, either in the form of cash payment, an addition to the balance of the Note, or a combination of both forms of payment, as determined by the Holder.

4.11                         Reverse  Split  Penalty.  If  at  any  time  while  this  Note  is outstanding, the Borrower effectuates a reverse split with respect to the Common Stock, then a liquidated damages charge of 30% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and payable to the Holder, either in the form of cash payment, an addition to the balance of the Note, or a combination of both forms of payment, as determined by the Holder.

4.12                         Restriction on Section 3(a)(9) Transactions. So long as this Note is outstanding, the Borrower shall not enter into any 3(a)(9) Transaction with any party other than the Holder, without prior written consent of the Holder.  In the event that the Borrower does enter into, or makes any issuance of Common Stock related to a 3(a)(9) Transaction while this  Note is  outstanding, a liquidated  damages  charge  of 25% of the  outstanding  principal balance of this Note, but not less than $15,000, will be assessed and will become immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this Note.

4.13                         Terms  of  Future  Financings.   So  long  as  this  Note  is

outstanding, upon any issuance by the Borrower or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Borrower shall notify the Holder of such additional or more favorable term and such term, at Holder’s option, shall become a part of the transaction documents with the Holder.  The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited  to,  terms  addressing  conversion  discounts,  prepayment  rate,  conversion  look  back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

4.14                         Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

4.15                         Right of First Refusal. If at any time during the 24 months after the Issue Date, the Borrower has a bona fide offer of an equity line of credit from any 3rd party, that  the Borrower intends to act upon, then the Borrower must first offer such opportunity to the Holder to provide such capital or financing to the Borrower on the same or similar terms as each respective 3rd  party’s terms, and the Holder may in its sole discretion determine whether the Holder will provide all or a portion of such capital or financing. Except as otherwise provided in this Note, should the Holder be unwilling or unable to provide such capital or financing to the Borrower within 10 trading days from Holder’s receipt of written notice of the offer (the “Offer Notice”) from the Borrower, then the Borrower may obtain such capital or financing from that respective 3rd party upon the exact same terms and conditions offered by the Borrower to the Holder, which transaction must be completed within 15 days after the date of the Offer Notice. Borrower  shall,  within  two  (2)  business  days  of  the  respective  closing,  utilize  50%  of  all proceeds received by Borrower by each respective 3rd party that provides capital or financing to the Borrower, to repay this Note.  If the Borrower does not receive the capital or financing from the respective 3rd party within 15 days after the date of the respective Offer Notice, then the Borrower must again offer the capital or financing opportunity to the Holder as described above, and the process detailed above shall be repeated.  The Offer Notice must be sent via electronic mail to  accounting@greencoast-capital.com.  The Borrower must offer the Holder the right of first refusal to participate in up to 25% of any offering from the Borrower for 24 months after the Issue Date.

4.16

Piggyback Registration Rights.  n/a

[signature page to follow]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this September 9, 2019.

Pierre Corporation.

By: /s/ Joseph Isaacs

Name: Joseph Isaacs

Title: Chief Executive Officer

EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to  convert $                                    principal amount of the Note  (defined  below)  into  that  number  of  shares  of  Common  Stock  to  be  issued  pursuant  to  the conversion  of  the  Note  (“Common  Stock”)  as  set  forth  below,  of  Pierre  Corporation.,  a  Nevada corporation (the “Borrower”) according to the conditions of the promissory note of the Borrower dated as of September 9, 2019 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]   The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: Account Number:
[	]	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the
Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:
Green Coast Capital International SA Plaza 2000, 10th Floor 50th st
Panama City, Rep of Panama
00646
e-mail: accounting@greencoast-capital.com
Date of Conversion:

Applicable Conversion Price:

$

 Number of Shares of Common Stock to be Issued

Pursuant to Conversion of the Notes:

Amount of Principal Balance Due remaining

Under the Note after this conversion:

Green Coast Capital International SA

By:_                                                          Name:                                                       Title:                                                         Date:

20